                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              21-Jul-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-2)

                            TMS Auto Holdings, Inc.
     =====================================================================
            (Exact name of regristrant as specified in its charter)


       Delaware
       New Jersey              333-14075-02        Applied For
       ----------              ------------        -----------

       State or other           (Commission       (IRS Employer
       jurisdiction of          File Number)        ID Number)
       incorporation)


       2840  Morris  Avenue,     Union,  New  Jersey      07083
       ------------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                              908-686-2000
                                                         ----------------


                                   n/a
       -----------------------------------------------------------------
       (Former name or former address, if changed since last report)

     Item 5             Other Events
                      ------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date 21-Jul-97



     Item 7             Financial Statements and Exhibits
                        ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     THE MONEY STORE AUTO TRUST
                                     ASSET BACKED SECURITIES, 1997-2



                                       By /S/ James K. Ransom
                                       -----------------------------
                                         James K. Ransom
                                          Vice President



Dated:     07/30/97

          THE MONEY STORE AUTO TRUST 1997-2
            6.83%  ASSET  BACKED CERTIFICATES
                CERTIFICATEHOLDER STATEMENT

     IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 -2 FOR THE JULY 14, 1997 DETERMINATION DATE

        DISTRIBUTION DATE      07/21/97     MONTHLY PERIOD      JUN-97

A.  INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

    I. CERTIFICATES

          (a)  The aggregate amount of the distribution to
                Certificateholders                                                        24,900.00

          (b)  The amount of the distribution set forth in  A. 1. (a) above in
                respect of interest on the Certificates                                   24,900.00                 5.8(ii)

          (c)  The amount of the distribution set forth in  A. 1. (a) above in
                respect of principal on the Certificates                                       0.00                 5.8(i)

          (d)  The amount of the distribution in A.1. (a) payable
                pursuant to a claim on the Certificate Policy                                  0.00                 5.8(iii)

          (e)  The remaining outstanding balance available to
                be drawn under the Certificate Policy                                     24,900.00                 5.8(iii)

          (f)  The amount of the distribution set forth in paragraph
                A.1. (a) above per $1,000 interest in the Certificates                    5.5333333

          (g)  The amount of the distribution set forth in paragraph
                A.1. (b) above per $1,000 interest in the Certificates                    5.5333333

          (h)  The amount of the distribution set forth in paragraph
                A.1. (c) above per $1,000 interest in the Certificates                    0.0000000

          (i)  The amount of the distribution set forth in paragraph
                A.1. (d) above per $1,000 interest in the Certificates                    0.0000000

B.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

    I. POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

          (a)  The Pool Balance as of the close of business
                on the last day of the Monthly Period                                189,989,765.99                 5.8(iv)

          (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                Paragraph A.1.(c)                                                      4,500,000.00                 5.8(v)

          (c)  The Certificate Factor after giving affect to the payments
                set forth in paragraph A.1. (c)                                           1.0000000

          (d)  The amount of aggregate Realized Losses for the
                second preceding Month Period                                                  0.00

          (e)  The aggregate Purchase Amount for all Receivables that
                were repurchased in the Monthly Period                                     6,305.19

2.   SERVICING FEE

       (a)  The aggregate amount of the Servicing Fee paid to the
             Servicer with respect to the preceding Monthly Period                               270,625.33


3.  PAYMENT SHORTFALLS

       (a)  The amount of the Certificateholders' Interest Carryover
             Shortfall after giving effect to the payments set forth in
             Paragraph A. 1. (b) above                                                                 0.00
       (b)  The amount of the Certificateholder's Interest Carryover
             Shortfall set forth in paragraph B.3. (a) above per $1,000
             interest with respect to the Certificate:                                            0.0000000
       (c)  The amount of the Certificateholders' Principal Carryover
            Shortfall after giving effect to the payments set forth in
            Paragraph A.1. (b) above                                                                   0.00
       (d)  The amount of the Certificateholders' Principal Carryover Shortfall
            set forth in paragraph B.3. (a) above per $1,000 interest with
            respect to the Certificate:                                                                0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

       (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
            therefrom on such Distribution Date                                               23,195,081.93

       (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
            therefrom on such Distribution Date                                                  136,606.71

       (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
            therefrom on such Distribution Date                                                        0.00

       (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
            the Certificates:                                                                 5,154.4626511

       (e)  The amount set forth in paragraph B.4. (b) to be distributed to
            Certificateholders per $1,000 interest in the Certificates:                           0.0000000

       (f)  The amount set forth in paragraph B.4. (c) to be distributed to
            Certificateholders per $1,000 interest in the Certificates:                           0.0000000

5.     (a)  The aggregate amount of collections by the Servicer during the
            preceding Monthly Period                                                           5,635,038.49

       (b)  The aggregate amount which was received by the Trust from the
            Servicer during the preceding Monthly Period                                       5,641,444.67

       (c)  The aggregate amount of reimbursements to the Security
            Insurer during the preceding Monthly Period                                                0.00

       (d)  The amount of Receivables that are delinquent for over:
             30 days                                                                           1,963,422.08
             60 days                                                                             253,282.88
             90 days                                                                                   0.00

                                      (2)

I Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Certificateholder Statement .


                     THE MONEY STORE AUTO FINANCE INC.






                     BY:    \s\ Harry Puglisi
                            -----------------

                            HARRY PUGLISI
                            TREASURER

                    THE MONEY STORE AUTO TRUST 1997-2
               Class A-1  6.19% Money Store Asset Backed Notes
                       Class A-2 6.64% Asset Backed Notes


     IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
     AS  OF  MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC.
          REPORTS THE FOLLOWING INFORMATION PERTAINING
     TO SERIES 1997 - 2 FOR THE JULY 14, 1997 DETERMINATION DATE


     DISTRIBUTION DATE          07/21/97      MONTHLY PERIOD       Jun-97


A.  Information Regarding the Current Monthly Distribution :

    I.    NOTES

               (a)  The aggregate amount of the distribution with respect to:
                              Class A-1 Notes                                           5,127,440.79
                              Class A-2 Notes                                             327,456.25

               (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of interest on:
                              Class A-1 Notes                                             822,666.67            5.8(ii)
                              Class A-2 Notes                                             327,456.25

               (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of principal of:
                              Class A-1 Notes                                           3,161,305.93            5.8(i)
                              Class A-2 Notes                                                   0.00

               (d)  The amount of the distribution in A.1. (a) payable pursuant to a claim on the Note Policy with respect to:
                              Class A-1 Notes                                                   0.00            5.8(iii)
                              Class A-2 Notes                                                   0.00

               (e)  The remaining outstanding balance available to be drawn
                    under the Note Policy                                               5,454,897.04            5.8(iii)

               (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above per $1,000 interest in:
                              Class A-1 Notes                                             32.0465049
                              Class A-2 Notes                                              5.4125000

               (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                    above per $1,000 interest in:
                              Class A-1 Notes                                              5.1416667
                              Class A-2 Notes                                              5.4125000

               (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                    above per $1,000 interest in:
                              Class A-1 Notes                                             19.7581621
                              Class A-2 Notes                                              0.0000000

               (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                    above per $1,000 interest in:
                              Class A-1 Notes                                              0.0000000
                              Class A-2 Notes                                              0.0000000

               (j)  Prior to the Parity Date, from the Available Funds, to the Note
                    Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                              Class A-1 Notes                                           1,143,468.19
                              Class A-2 Notes                                                   0.00

               (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                    above per $1,000 interest in:
                              Class A-1 Notes                                              7.1466762
                              Class A-2 Notes                                              0.0000000

B.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :



    1.  POOL BALANCE AND NOTE PRINCIPAL BALANCE

             (a)   The Pool Balance at the close of business
                   on the last day of the Monthly Period                                         189,989,765.99        5.8(iv)

             (b)   The aggregate outstanding principal amount of each
                   Class of Notes after giving effect to payments allocated
                   to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                            Class A-1 Notes                                                      155,695,225.88        5.8(v)
                            Class A-2 Notes                                                       60,500,000.00

            (c)    The Note Pool Factor for each Class of Notes after
                   giving effect to the payments set forth in paragraph
                   A.1 (c) with respect to:
                            Class A-1 Notes                                                           0.9730952
                            Class A-2 Notes                                                           1.0000000

            (d)    The amount of aggregate Realized Losses for the
                   second preceding Monthly Period                                                         0.00        5.8(viii)

            (e)    The aggregate Purchase Amount for all Receivables
                   that were repurchased in the Monthly Period                                           6,305.19        5.8(ix)

2.       SERVICING FEE

            (a)  The aggregate amount of the Servicing Fee paid to the
                 Servicer with respect to the preceding Monthly Period                               270,625.33        5.8(vi)

3.       PAYMENT SHORTFALLS

            (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                 A. 1. (b) above with respect to:
                           Class A-1 Notes                                                                 0.00        5.8(vii)
                           Class A-2 Notes                                                                 0.00

            (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per $1,000 interest
                 with respect to:
                           Class A-1 Notes                                                            0.0000000
                           Class A-2 Notes                                                            0.0000000


            (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                 A. 1. (b) above with respect to:
                           Class A-1 Notes                                                                 0.00        5.8(vii)
                           Class A-2 Notes                                                                 0.00

            (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                 with respect to:
                           Class A-1 Notes                                                            0.0000000
                           Class A-2 Notes                                                            0.0000000

                                     ( 2 )

 4.       TRANSFER OF SUBSEQUENT RECEIVABLES

            (a)  Aggregate amount on deposit in the Pre-Funding
                 Account on such Distribution Date after giving effect
                 to all withdrawals therefrom on such Distribution Date                           23,195,081.93        5.8(x)

            (b)  Aggregate amount on deposit in the Capitalized
                 Interest Account on such Distribution Date after giving
                 effect to all withdrawals therefrom on such Distribution
                 Date                                                                                136,606.71        5.8(x)

            (c)  Aggregate amount on deposit in the Pre-Funding
                 Account on the final Subsequent Transfer Date after
                 giving effect to all withdrawals therefrom on such
                 Distribution Date                                                                         0.00        5.8(xi)

            (d)  the amount set forth in paragraph B.4 (a) per $1,000
                 interest in:
                           Class A-1 Notes                                                          144.9692621
                           Class A-2 Notes                                                          383.3897840

            (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                            0.0000000
                           Class A-2 Notes                                                            0.0000000

            (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                            0.0000000
                           Class A-2 Notes                                                            0.0000000

            (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                           Class A-1 Notes                                                                 0.00        5.8(xi)

            (h)   the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                            0.0000000

5.          (a)   The aggregate amount of collections by the Servicer
                  during the preceding Monthly Period                                              5,635,038.49        5.8(xii)

            (b)   The aggregate amount which was received by the
                  Trust from the Servicer during the preceding Monthly
                  Period                                                                           5,641,444.67        5.8(xiii)

            (c)   The aggregate amount of reimbursements to the
                  Security Insurer during the preceding Monthly
                  Period                                                                                   0.00        5.8(xiv)

            (d)   The amount of Receivables that are delinquent for
                  over:
                           30 days                                                                 1,963,422.08        5.8(xv)
                           60 days                                                                   253,282.88
                           90 days                                                                         0.00

6.          Other Information                                                                                          10.3
            Weighted Average Coupon (WAC)                                                                19.460%

            Weighted Average Remaining Terms (WARM)                                                       52.05

                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Noteholder Statement.


                                 THE MONEY STORE AUTO FINANCE INC.



                                 BY:        \s\ Harry Puglisi
                                           -------------------

                                           HARRY  PUGLISI
                                           TREASURER

                                      (4)